SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C. 20549-1004

                                             FORM 8-K

                                           CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported)
                                            July 24, 2001

                                      Commission File Number
                                              1-5324



                                        NORTHEAST UTILITIES

                         (Exact name of registrant as specified in its charter)


                            MASSACHUSETTS                 04-2147929


                 (State or other jurisdiction of       (I.R.S. Employer
                  incorporation or organization)       Identification No.)


             174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010

                     (Address of principal executive offices)        (Zip Code)


                                       (413) 785-5871

                 (Registrant's telephone number, including area code)


                                        Not Applicable

            (Former name or former address, if changed since last report)



ITEM 9.  REGULATION FD DISCLOSURE

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.




                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHEAST UTILITIES
                              (registrant)


                              By:  /s/     Randy A. Shoop
                                   -------------------------------------
                                   Name:   Randy A. Shoop
                                   Title:  Assistant Treasurer - Finance

Date:  July 25, 2001






Exhibit 99

News Release



Contact:  Jeffrey R. Kotkin
Office:   (860) 665-5154



                     NU REPORTS SECOND-QUARTER EARNINGS,
                 FAVORABLE TERMS FOR SERVING WHOLESALE LOAD

     HARTFORD, Connecticut, July 24, 2001-Northeast Utilities (NU) today reported second-quarter earnings of $46.7 million, or $0.35 per share fully diluted, compared with earnings of $12.2 million, or $0.08 per share fully diluted, in the same period of 2000.

     For the first six months of 2001, NU earned $158.9 million, or $1.14 per share fully diluted, compared with earnings of $86.8 million, or $0.62 per share fully diluted, in the first six months of 2000.

     NU also reported that its energy marketing subsidiary, Select Energy, Inc., has contracted to acquire the vast majority of the energy supplies it expects to need in 2002 and 2003 to serve its current power supply obligations. In recent weeks, given the sharp reduction in energy prices, Select has acquired significant additional resources within its target price range. As a result, NU management considers its energy supply book to be satisfactorily hedged for both 2002 and 2003.

     Earnings in the second quarters of both 2001 and 2000 included moderate nonrecurring events. Second quarter 2001 results included a gain of approximately $8.0 million, or $0.06 per share, associated with the marking to market of 10.1 million shares NU acquired through a forward share repurchase. Second quarter 2000 results included after-tax charges of $8.1 million, or $0.06 per share, associated with the settlement of litigation related to the Millstone nuclear station, which NU sold to Dominion Resources, Inc. on March 31, 2001. Excluding those nonrecurring events, NU earned $38.8 million, or $0.29 per share in the second quarter of 2001, compared with $20.3 million, or $0.14 per share, in the second quarter of 2000.

     Earnings in the first quarter of 2001 also included significant nonrecurring gains and charges associated with the Millstone sale and the adoption of certain accounting rules. Excluding those nonrecurring events and minor nonrecurring charges in the first quarter of 2000, NU earned $92.1 million, or $0.66 per share, in the first half of 2001, compared with $99.0 million, or $0.71 per share, in the first half of 2000.

     Michael G. Morris, NU chairman, president and chief executive officer, attributed the improved second-quarter 2001 results primarily to strong performance at NU's unregulated energy subsidiaries, which include Select Energy. Those businesses earned $13.6 million in the second quarter of 2001, compared with essentially break-even results in the second quarter of 2000.

     Morris said he was encouraged by the improved second-quarter 2001 results at NU's unregulated businesses, as well as by Select Energy's ability to contract for necessary sources of energy to meet its contractual requirements to The Connecticut Light and Power Company, NU's largest operating subsidiary. "As we projected, lower fuel prices and the increasing number of new generating plants in New England have combined to drive down the cost of wholesale electricity," Morris said.

     Besides Select, NU second-quarter results benefited from increased electric sales, a reduced number of outstanding shares, and lower interest and preferred dividend costs. Regulated retail electric sales were up 3.1 percent in the second quarter of 2001, compared with the same period of 2000. Over the first six months of 2001, regulated electric sales were up 2.2 percent compared with the same period in 2000.

In the second quarter of 2001, NU repurchased approximately 10.3 million shares and had approximately 134 million shares outstanding as of June 30, 2001. NU announced two weeks ago that its Board of Trustees had authorized the repurchase of an additional 15 million shares by July 1, 2003. An earlier share repurchase authorization terminated on July 1, 2001. Morris said the timing of any material share repurchases will affect earnings per share over the next two years. NU had originally anticipated repurchasing more than 10.3 million shares by the middle of 2001. As a result of a higher estimated average share count for the year, NU now projects that 2001 earnings will be between $1.35 per share and $1.50 per share, somewhat lower than the $1.40-$1.60 per share range NU had projected earlier this year, excluding nonrecurring items.

NU operates New England's largest energy delivery system with nearly 1.8 million electric customers in Connecticut, New Hampshire and Massachusetts and 187,000 natural gas customers in Connecticut, and is one of the largest competitive energy suppliers in New England.

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in NU's reports to the Securities and Exchange Commission.




                                                                            July 24, 2001



            NORTHEAST UTILITIES AND SUBSIDIARIES

                      FINANCIAL REPORT
                                                                   Three Months Ended
                                                                         June 30,
                                                                    2001           2000
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,583,294    $ 1,414,973
                                                               ===========    ===========
Earnings for common shares:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $    46,732    $    12,206
   Extraordinary (loss), net of tax benefits
      of $169,562                                                     -              -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                                  -              -
                                                               -----------    -----------

      Total Net Income                                         $    46,732    $    12,206
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $      0.35    $      0.08
   Extraordinary (loss), net of taxes                                 -              -
   Cumulative effect of accounting changes,
    net of taxes                                                      -              -
                                                               -----------    -----------
Total Fully Diluted Earnings
   Per Common Share                                            $      0.35    $      0.08
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      134,149,873    143,907,964
                                                               ===========    ===========


                                                                    Six Months Ended
                                                                         June 30,
                                                                    2001           2000
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)

Operating Revenues                                             $ 3,383,838    $ 2,797,294
                                                               ===========    ===========
Earnings for common shares:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $   181,327    $    86,793
   Extraordinary (loss), net of tax benefits
      of $169,562                                                     -              -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                               (22,432)          -
                                                               -----------    -----------
      Total Net Income                                         $   158,895    $    86,793
                                                               ===========    ===========
Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $      1.30    $      0.62
   Extraordinary (loss), net of taxes                                 -              -
   Cumulative effect of accounting changes,
    net of taxes                                                     (0.16)          -
                                                               -----------    -----------
Total Fully Diluted Earnings
   Per Common Share                                            $      1.14    $      0.62
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      139,256,968    140,055,610
                                                               ===========    ===========


                                                                   Twelve Months Ended
                                                                         June 30,
                                                                    2001           2000
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)

Operating Revenues                                             $ 6,463,163    $ 5,186,570
                                                               ===========    ===========
Earnings for common shares:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $   299,830    $   102,337
   Extraordinary (loss), net of tax benefits
      of $169,562                                                 (233,881)          -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                               (22,432)          -
                                                               -----------    -----------

      Total Net Income                                         $    43,517    $   102,337
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting changes, net of taxes                      $      2.12    $      0.75
   Extraordinary (loss), net of taxes                                (1.65)          -
   Cumulative effect of accounting changes,
    net of taxes                                                     (0.16)          -
                                                               -----------    -----------

Total Fully Diluted Earnings
   Per Common Share                                            $      0.31    $      0.75
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      141,669,477    136,108,723
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


            Northeast Utilities and Subsidiaries
              Consolidated Statements of Income
                                                                    Three Months Ended
                                                                         June 30,
                                                                    2001           2000
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,583,294    $ 1,414,973
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,009,877        795,089
    Other                                                          189,014        214,036
  Maintenance                                                       59,738         70,722
  Depreciation                                                      65,518         58,946
  Amortization of regulatory assets, net                            70,471         68,318
  Federal and state income taxes                                    46,801         47,445
  Taxes other than income taxes                                     55,204         61,325
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,496,623      1,315,881
                                                               -----------    -----------
Operating Income (Loss)                                             86,671         99,092
                                                               -----------    -----------

Other Income (Loss):
  Gain related to Millstone sale                                      -              -
  Gain/(Loss) on share repurchase contracts                          8,049           -
  Nuclear related costs                                               -           (15,572)
  Other, net                                                         8,448         (6,037)
  Minority interest in loss of subsidiary                             (775)        (2,325)
  Income taxes                                                      18,321         21,119
                                                               -----------    -----------
        Other income (loss), net                                    34,043         (2,815)
                                                               -----------    -----------
        Income before interest charges                             120,714         96,277
                                                               -----------    -----------
Interest Charges:
  Interest on long-term debt                                        62,063         52,300
  Other interest, net                                                9,482         27,858
                                                               -----------    -----------
        Interest charges, net                                       71,545         80,158
                                                               -----------    -----------
        Income after interest charges                               49,169         16,119

Preferred Dividends of Subsidiaries                                  2,437          3,913
                                                               -----------    -----------
        Income before extraordinary loss and
          cumulative effect of accounting changes,
          net of taxes                                              46,732         12,206
Extraordinary (loss), net of tax benefits
  of $169,562                                                         -              -
Cumulative effect of accounting changes, net
  of tax benefits of $ 14,908                                         -              -
                                                               -----------    -----------
Net Income                                                     $    46,732    $    12,206
                                                               ===========    ===========
Fully Diluted Earnings (Loss) Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting changes                    $      0.35    $      0.08
  Extraordinary (loss), net of taxes                                  -              -
  Cumulative effect of accounting changes,
    net of taxes                                                      -              -
                                                               -----------    -----------
Total Fully Diluted Earnings
  Per Common Share                                             $      0.35    $      0.08
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      134,149,873    143,907,964
                                                               ===========    ===========




            Northeast Utilities and Subsidiaries
              Consolidated Statements of Income

                                                                    Six Months Ended
                                                                         June 30,
                                                                   2001           2000
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)

Operating Revenues                                             $ 3,383,838    $ 2,797,294
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    2,140,717      1,563,461
    Other                                                          407,942        415,497
  Maintenance                                                      148,419        121,490
  Depreciation                                                     126,147        119,338
  Amortization of regulatory assets, net                           790,327        113,450
  Federal and state income taxes                                    91,182        109,870
  Taxes other than income taxes                                    131,091        119,687
  Gain on sale of utility plant                                   (653,872)          -
                                                               -----------    -----------
       Total operating expenses                                  3,181,953      2,562,793
                                                               -----------    -----------
Operating Income (Loss)                                            201,885        234,501
                                                               -----------    -----------
Other Income (Loss):
  Gain related to Millstone sale                                   202,159           -
  Gain/(Loss) on share repurchase contracts                        (35,394)          -
  Nuclear related costs                                               -           (18,373)
  Other, net                                                         9,255          1,437
  Minority interest in loss of subsidiary                           (3,100)        (4,650)
  Income taxes                                                     (49,597)        28,955
                                                               -----------    -----------
        Other income (loss), net                                   123,323          7,369
                                                               -----------    -----------
        Income before interest charges                             325,208        241,870
                                                               -----------    -----------
Interest Charges:
  Interest on long-term debt                                       105,731        108,184
  Other interest, net                                               33,009         38,222
                                                               -----------    -----------
        Interest charges, net                                      138,740        146,406
                                                               -----------    -----------

        Income after interest charges                              186,468         95,464

Preferred Dividends of Subsidiaries                                  5,141          8,671
                                                               -----------    -----------
        Income before extraordinary loss and
          cumulative effect of accounting changes,
          net of taxes                                             181,327         86,793
Extraordinary (loss), net of tax benefits
  of $169,562                                                         -              -
Cumulative effect of accounting changes, net
  of tax benefits of $ 14,908                                      (22,432)          -
                                                               -----------    -----------
Net Income                                                     $   158,895    $    86,793
                                                               ===========    ===========
Fully Diluted Earnings (Loss) Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting changes                    $      1.30    $      0.62
  Extraordinary (loss), net of taxes                                  -              -
  Cumulative effect of accounting changes,
    net of taxes                                                     (0.16)          -
                                                               -----------    -----------
Total Fully Diluted Earnings
  Per Common Share                                             $      1.14    $      0.62
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      139,256,968    140,055,610
                                                               ===========    ===========


            Northeast Utilities and Subsidiaries
              Consolidated Statements of Income

                                                                    Twelve Months Ended
                                                                         June 30,
                                                                    2001           2000
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)

Operating Revenues                                             $ 6,463,163    $ 5,186,570
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    3,881,251      2,606,432
    Other                                                          859,293        871,633
  Maintenance                                                      282,812        268,402
  Depreciation                                                     246,608        254,519
  Amortization of regulatory assets, net                           953,016        576,827
  Federal and state income taxes                                   211,344        235,206
  Taxes other than income taxes                                    249,990        249,557
  Gain on sale of utility plant                                   (653,297)      (308,914)
                                                               -----------    -----------
       Total operating expenses                                  6,031,017      4,753,662
                                                               -----------    -----------

Operating Income (Loss)                                            432,146        432,908
                                                               -----------    -----------

Other Income (Loss):
  Gain related to Millstone sale                                   202,159           -
  Gain/(Loss) on share repurchase contracts                        (35,394)          -
  Nuclear related costs                                               -           (86,754)
  Other, net                                                        21,181        (28,671)
  Minority interest in loss of subsidiary                           (7,750)        (9,300)
  Income taxes                                                     (10,246)        90,787
                                                               -----------    -----------
        Other income (loss), net                                   169,950        (33,938)
                                                               -----------    -----------

        Income before interest charges                             602,096        398,970
                                                               -----------    -----------

Interest Charges:
  Interest on long-term debt                                       198,244        233,451
  Other interest, net                                               93,391         43,636
                                                               -----------    -----------
        Interest charges, net                                      291,635        277,087
                                                               -----------    -----------

        Income after interest charges                              310,461        121,883

Preferred Dividends of Subsidiaries                                 10,631         19,546
                                                               -----------    -----------
        Income before extraordinary loss and
          cumulative effect of accounting changes,
          net of taxes                                             299,830        102,337
Extraordinary (loss), net of tax benefits
  of $169,562                                                     (233,881)          -
Cumulative effect of accounting changes, net
  of tax benefits of $ 14,908                                      (22,432)          -
                                                               -----------    -----------

Net Income                                                     $    43,517    $   102,337
                                                               ===========    ===========

Fully Diluted Earnings (Loss) Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting changes                    $      2.12    $      0.75
  Extraordinary (loss), net of taxes                                 (1.65)          -
  Cumulative effect of accounting changes,
    net of taxes                                                     (0.16)          -
                                                               -----------    -----------

Total Fully Diluted Earnings
  Per Common Share                                             $      0.31    $      0.75
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      141,669,477    136,108,723
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

            Northeast Utilities and Subsidiaries
                Consolidated Balance Sheets

                                                                         June 30,
                                                                   2001           2000
                                                                 (Thousands of Dollars)
ASSETS
Utility Plant, at cost:
  Electric                                                     $ 5,988,999    $ 9,282,584
  Gas and other                                                    863,859        842,077
                                                               -----------    -----------
                                                                 6,852,858     10,124,661
     Less: Accumulated provision for depreciation                3,435,530      6,431,583
                                                               -----------    -----------
                                                                 3,417,328      3,693,078
  Unamortized PSNH acquisition costs                                  -           310,228
  Construction work in progress                                    222,884        183,916
  Nuclear fuel, net                                                 26,038        124,262
                                                               -----------    -----------
      Total net utility plant                                    3,666,250      4,311,484
                                                               -----------    -----------

Other Property and Investments:
  Nuclear decommissioning trusts, at market                         59,903        739,107
  Investments in regional nuclear generating
   companies, at equity                                             59,442         81,849
  Other, at cost                                                   192,345        119,318
                                                               -----------    -----------
                                                                   311,690        940,274
                                                               -----------    -----------

Current Assets:
  Cash and cash equivalents                                        197,646        301,636
  Investments in securitizable assets                               40,599         65,929
  Receivables, net                                                 784,053        488,432
  Unbilled revenues                                                 85,909         87,913
  Fuel, materials, and supplies, at average cost                   102,583        171,566
  Recoverable energy costs, net - current portion                       52        108,305
  Prepayments and other                                            178,217        171,456
                                                               -----------    -----------
                                                                 1,389,059      1,395,237
                                                               -----------    -----------

Deferred Charges:
  Regulatory assets                                              4,077,781      3,494,765
  Goodwill and other purchased intangible assets                   325,846        336,570
  Unamortized debt expense                                          25,632         36,480
  Prepaid pensions                                                 190,145         93,260
  Other                                                            174,305        154,173
                                                               -----------    -----------
                                                                 4,793,709      4,115,248
                                                               -----------    -----------

Total Assets                                                   $10,160,708    $10,762,243
                                                               ===========    ===========




                                                                         June 30,
                                                                   2001           2000
                                                                 (Thousands of Dollars)
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity:
   Common shares, $5.00 par value - authorized
    225,000,000 shares; 148,888,790 shares issued and
    133,864,193 shares outstanding in 2001 and
    148,680,841 shares issued and 143,455,129 shares
    outstanding in 2000                                        $   744,444    $   743,404
   Capital surplus, paid in                                        902,562      1,102,334
   Deferred contribution plan - employee stock
    ownership plan                                                (108,122)      (121,381)
   Retained earnings                                               610,248        639,973
   Accumulated other comprehensive income                          (26,470)         1,524
                                                               -----------    -----------
     Total common shareholders' equity                           2,122,662      2,365,854
  Preferred stock not subject to mandatory redemption              116,200        136,200
  Preferred stock subject to mandatory redemption                     -            15,000
  Long-term debt                                                 1,930,142      2,211,019
                                                               -----------    -----------
     Total capitalization                                        4,169,004      4,728,073
                                                               -----------    -----------

Rate Reduction Bonds                                             2,118,400           -
                                                               -----------    -----------

Minority Interest in Consolidated Subsidiaries                        -           100,000
                                                               -----------    -----------

Obligations Under Capital Leases                                    17,180         60,220
                                                               -----------    -----------

Current Liabilities:
  Notes payable to banks                                           455,400      1,104,000
  Long-term debt and preferred stock -
   current portion                                                  24,365        479,834
  Obligations under capital leases -
   current portion                                                     931        111,496
  Accounts payable                                                 685,485        547,509
  Accrued taxes                                                     83,032        142,890
  Accrued interest                                                  55,899         37,050
  Other                                                            120,409        109,502
                                                               -----------    -----------
                                                                 1,425,521      2,532,281
                                                               -----------    -----------
Deferred Credits:
  Accumulated deferred income taxes                              1,447,536      1,699,169
  Accumulated deferred investment tax credits                      126,422        142,359
  Decommissioning obligation -  Millstone 1                           -           662,209
  Deferred contractual obligations                                 228,701        326,582
  Other                                                            627,944        511,350
                                                               -----------    -----------
                                                                 2,430,603      3,341,669
                                                               -----------    -----------


Total Capitalization and Liabilities                           $10,160,708    $10,762,243
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.